Exhibit 32

CAMBREX CORPORATION

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Cambrex Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

1.     The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Steven M. Klosk Steven M. Klosk President and Chief Executive Officer /s/Gregory P. Sargen Gregory P. Sargen Executive Vice President and Chief Financial Officer

Dated:     April 29, 2016